Income Taxes	12 Months Ended
Jun. 30, 2016
Income Tax Disclosure [Abstract]
Income Taxes

Note 13. Income Taxes

The Company had no income tax expense due to operating losses incurred for the three months ended June 30, 2016 and the years ended June 30, 2016 and March 31, 2016 and the period from May 14, 2014 (Inception) through March 31, 2015.

The provision for/(benefit from) income tax differs from the amount computed by applying the statutory federal income tax rate to income before the provision for/(benefit from) income taxes. The sources and tax effects of the differences are as follows:

	Three Months Ended June 30, 2016	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015	For the Year Ended March 31, 2016	For the Period May 12, 2014 (Inception) Through March 31, 2015
Income taxes at Federal statutory rate	(34.00)%	(34.00)%	(34.00)%	(34.00)%	(34.00)%
State income taxes, net of Federal income tax benefit	(2.63)%	(2.60)%	(2.64)%	(2.54)%	(3.96)%
Permanent differences	0.06%	0.22%	4.10%	1.06%	0.00%
Change in Valuation Allowance	36.57%	36.09%	32.54%	35.32%	37.96%
State tax rate change	0.00%	0.29%	0.00%	0.16%	0.00%
Income Tax Provision	0.00%	0.00%	0.00%	0.00%	0.00%

The tax effects of temporary differences that give rise to the Company’s deferred tax assets and liabilities are as follows:

	June 30, 2016	June 30, 2015	March 31, 2016	March 31, 2015
Net Operating Loss Carryforwards	$1,711,488	$368,961	$1,264,686	$159,721
Share-based compensation	396,264	69,524	236,645	–
Change in derivative liability	315,205	–	–	–
Other	(22,365)	9,713	(21,324)	9,713
	2,400,592	448,198	1,480,007	169,434
Valuation Allowance	(2,400,592)	(448,198)	(1,480,007)	(169,434)
Net Deferred Tax Assets	$-	$-	$–	$–

At June 30, 2016, the Company had approximately $4,671,000 of federal and state net operating loss carryovers that may be available to offset future taxable income.

The net operating loss carry overs, if not utilized, will expire in stages beginning 2035.

Based on a history of cumulative losses at the Company and the results of operations for the years ended June 30, 2016 and March 31, 2016, the Company determined that it is more likely than not it will not realize benefits from the deferred tax assets. The Company will not record income tax benefits in the financial statements until it is determined that it is more likely than not that the Company will generate sufficient taxable income to realize the deferred income tax assets. As a result of the analysis, the Company determined that a full valuation allowance against the deferred tax assets is required. The net change in the valuation allowance during the year ended June 30, 2016 was an increase of approximately $1,952,000.

Due to the merger on May 22, 2015, Akoustis Technologies Inc.'s previous net operating losses may be significantly limited. The Company has not performed a detailed analysis to determine whether an ownership change under IRC Section 382 or similar rules has occurred. The effect of an ownership change would be the imposition of annual limitation on the use of NOL carryforwards attributable to periods before the change. Any limitation may result in expiration of a portion of the NOL before utilization. The Company recognizes interest and penalties related to uncertain tax positions in selling, general and administrative expenses. The Company has not identified any uncertain tax positions requiring a reserve as of June 30, 2016.